Exhibit 4.2

(SPECIMEN COMMON STOCK CERTIFICATE - FRONT SIDE)

A Delaware Corporation

NUMBER	SHARES

MRC GLOBAL INC.

Common Stock, Par Value $0.0l Per Share

This Certifies that       is the owner of       fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated      ,

By:	(SEAL)	By:
Name:		Name:
Title:		Title:

(SPECIMEN COMMON STOCK CERTIFICATE - BACK SIDE)

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY REGULATORY AUTHORITY IN ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, EXCHANGED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT – Custodian (Minor)
TEN ENT	–	as tenants by the entireties	under Uniform Gifts to Minors Act (State)
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT – Custodian (Minor) under (State) Uniform Transfer to Minors Act

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, the undersigned hereby sells, assigns and transfers unto
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

                                              Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints                  Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

In presence of	X

X

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.